UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2019

ROAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32720	83-1984112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14701 Hertz Quail Springs Pkwy

Oklahoma City, OK 73134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 896-8050

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	ROAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2019, Roan Resources, Inc., a Delaware corporation (the “Company”), amended its Credit Agreement, dated as of September 5, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to the Sixth Amendment to Credit Agreement (the “Amendment”) by and among Roan Resources LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Roan LLC”), as Borrower, the Lenders party thereto and Citibank, N.A., as Administrative Agent.

The Amendment postpones the October 1, 2019 borrowing base redetermination to January 15, 2020, subject to certain conditions.

The Amendment provides that, as of the date of the Amendment and before the January 15, 2020 rescheduled borrowing base redetermination becomes effective, the Loan Limit cannot exceed the lesser of, (i) $732,629,514, (ii) the borrowing base, (iii) the maximum aggregate amount or (iv) the total commitments.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

In connection with the Amendment, the Company also entered into an assignment agreement (the “Assignment”) with Roan LLC, dated October 25, 2019. The Company is party to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated October 1, 2019, among the Company, Citizen Energy Operating, LLC (“Citizen”) and Citizen Energy Pressburg Inc., pursuant to which, among other things, Citizen is required to pay the Company the Parent Termination Fee (as defined in the Merger Agreement) under certain circumstances, as more specifically described in the Merger Agreement. Pursuant to the Assignment, the Company assigned its rights to receive the Parent Termination Fee to Roan LLC.

A copy of the Assignment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Assignment is qualified in its entirety by reference thereto.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements that contain our current expectations about future results. These forward-looking statements are based on certain assumptions and expectations made by the Company, which reflect management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company may be unable to satisfy the conditions to closing, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; (ii) the proposed transaction may involve unexpected costs, liabilities or delays; (iii) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction; (iv) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; (vi) the risk that Parent’s committed financing will not close; (vii) stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (viii) the Company may be adversely affected by other economic, business or competitive factors; (ix) the occurrence of any event, change or other circumstances could give rise to the termination of the definitive merger agreement; and (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. When considering these forward-looking statements, you should also keep in mind the risk factors and other cautionary statements found in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All forward-looking statements, expressed or implied, included in this release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this release.

Additional Information for Stockholders

In connection with the proposed transaction, the Company filed a preliminary proxy statement with the SEC on October 25, 2019. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL INCLUDE IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company (when available) at its website, www.roanresources.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by directing such request to Roan Resources, Inc., to the attention of the Corporate Secretary, 14701 Hertz Quail Springs Parkway, Oklahoma City, OK 73134.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholder of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Registration Statement on Form S-1, which was filed with the SEC on July 17, 2019. This document can be obtained free of charge from the SEC’s website at www.sec.gov or from the Company by writing to the address indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement and will be included in other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No. 6 to Credit Agreement, dated October 25, 2019

10.2	Assignment Agreement, dated October 25, 2019, by and between Roan Resources, Inc. and Roan Resources LLC

* * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROAN RESOURCES, INC.

October 30, 2019	By:	/s/ David Edwards
	Name:	David Edwards
	Title:	Chief Financial Officer

3